Valuation and qualifying accounts (Notes)	12 Months Ended
Dec. 31, 2022
SEC Schedule, 12-09, Valuation and Qualifying Accounts [Abstract]
Valuation and qualifying accounts	Valuation and qualifying accounts

						$ million
		2022		2021		2020
	Trade and other receivables	Fixed asset investments	Trade and other receivables	Fixed asset investments	Trade and other receivables	Fixed asset investments
At 1 January	584	169	555	186	509	249
Charged to costs and expenses	143	17,471	136	3	214	103
Charged to other accounts[a]	(8)	(27)	(11)	—	2	—
Deductions	(83)	(41)	(96)	(20)	(170)	(166)
Reclassifications	—	(14,522)	—	—	—	—
At 31 December	636	3,050	584	169	555	186
[a]    Principally exchange adjustments.
Valuation and qualifying accounts relating to trade and other receivables comprise expected credit loss allowances. The expected credit loss allowance comprises $513 million (2021 $456 million, 2020 $456 million) relating to receivables that were credit-impaired at the end of the year and $123 million (2021 $128 million, 2020 $99 million) relating to receivables that were not credit-impaired at the end of the year.
Valuation and qualifying accounts relating to fixed asset investments comprise impairment provisions for investments in equity-accounted entities. The amount charged to costs and expenses in the year principally relates to bp’s investments in Rosneft and The Pan American Energy Group S.L.. Amounts related to bp’s investments in Rosneft and other businesses with Rosneft within Russia were reclassified following bp’s loss of significant influence. See Note 1 - Investment in Rosneft, Note 4 Disposals and impairment, Note 16 Investments in joint ventures and Note 17 Investments in associates.
Valuation and qualifying accounts are deducted in the balance sheet from the assets to which they apply. For further information on the group's credit risk management policies and how the group recognizes and measures expected losses see Note 29.